UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JBI, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JBI, INC.
1783 Allanport Road
Thorold, Ontario, Canada L0S 1K0
(905) 384-4384

NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
TO BE HELD JULY 23, 2012

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of JBI, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “JBI”, “we”, “us” or “our”), which will be held on July 23, 2012, at 3:00 P.M. at the Fallsview Casino Resort, 6380 Fallsview Boulevard, Niagara Falls, Ontario, Canada L2G 7X5, for the following purposes:

1.	To elect three directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To consider and vote upon a proposal to approve and adopt the JBI, Inc. 2012 Long-Term Incentive Plan;

3.	To ratify the appointment of MSCM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("Say-on-Pay");

5.	To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation (“Say-When-on-Pay”); and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote in favor of each proposal.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED WE ARE PROVIDING TWO WAYS IN WHICH YOU MAY VOTE YOUR SHARES; (1) BY INTERNET, AT WWW.PROXYVOTE.COM AND USING THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD; (2) COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 15, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.  A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0.

By Order of the Board of Directors

/s/ John Wesson
John Wesson
Chairman of the Board
June 19, 2012
Ontario, Canada

JBI, INC.
1783 Allanport Road
Thorold, Ontario, Canada L0S 1K0
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2012

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the stockholders of JBI, Inc. (together with its subsidiaries, “Company”, “JBI”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders to be held at the Fallsview Casino Resort 6380 Fallsview Boulevard, Niagara Falls, Ontario, Canada L2G 7X5, on July 23, 2012 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s stockholders on June 22, 2012.

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 23, 2012: We are also providing access to our proxy materials, including the proxy statement, our Annual Report for the 2011 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.plastic2oil.com.  These proxy materials are available free of charge. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.

Voting Securities

Only stockholders of record as of the close of business on June 15, 2012 (the “Record Date”) will be entitled to notice and vote at the Annual Meeting and any adjournment or postponement thereof.  As of the June 15, 2012 there were 88,883,567 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 618 holders of record.  In addition, 1,000,000 Series A Super Voting Preferred Shares are issued and outstanding, all of which are held by Mr. John Bordynuik, an employee of the Company and, until recently, the Company’s Chief Executive Officer, President and Chairman of the Board of Directors. The Series A Super Voting Preferred Shares entitle the holder to one hundred (100) times the number of votes that holders of common stock are entitled to on all matters submitted to stockholders for their action or consideration. Stockholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you can either fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope, or vote online at www.proxyvote.com using the control number located on your proxy card.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

For each proposal, stockholders are not allowed to cumulate their votes. In the election of our Board of Directors, stockholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The three nominees receiving the highest vote totals will be elected as our Board of Directors.

All other matters coming before the Annual Meeting will be decided by the affirmative vote of a majority of the vote actually cast at the annual meeting.  This default standard  applies to the proposals to approve the Company’s 2012 Long-Term Incentive Plan, to ratify the appointment of MSCM LLP as its independent auditor for the fiscal year ending December 31, 2012, to approve, by non-binding vote, executive compensation and the frequency of executive compensation. Accordingly, neither abstentions nor broker non-votes will  affect the outcome of these proposals.

Stockholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of three authorized directors.  A total of three directors will be elected at the Annual Meeting to serve until the next annual stockholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies.  If no choice has been specified by a stockholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following information sets forth a brief biographical description of each of our nominees for election as directors, all of whom currently serve as our directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board of Directors. This information is based on information furnished to us by the nominees.

John Wesson, age 59, has served as a director of the Company since February 14, 2010. From November 2008 until his retirement in 2010, Mr. Wesson was a BSA (Bank Secrecy Act) Associate Bank Officer at Bank Leumi USA in New York City where he worked closely with regulatory agencies such as FINCEN (Financial Crimes Enforcement Network) and Treasury (OFAC). Between Jan 2001 and September 2006 Mr. Wesson worked in Operations at Bank Leumi in Beverly Hills California. In the interim he held various temporary jobs, including working briefly at Citi Group in Portland, Maine. Additionally, Mr. Wesson served in the U.S. Army, Military Intelligence branch, from 1986 to 1991 and was deployed to Kuwait and Iraq during Operation Desert Storm. Mr. Wesson is a graduate of Drew University in Madison, NJ with a B.A. in Psychology and Minor in Ethics. Mr. Wesson is qualified and capable to perform his duties on the Board because of his educational and military background and banking experience at Bank Leumi in Los Angeles and New York City, where he was responsible for various branch operations and compliance initiatives.

Matthew Ingham, age 32, has served as Chief Financial Officer of the Company since January 2012 and on May 15, 2012 he appointed to the Board to fill a vacancy on the Board. From 2009 until 2012, Mr. Ingham served as the Senior Manager of Technical Accounting for Insight Enterprises, Inc, a Fortune 500 Information Technology Company.  During this time, he reported to Executive and Senior Management in handling all significant and complex accounting transactions.  From 2003 to 2009, Mr. Ingham served an Audit Manager for Ernst & Young where he was responsible for the oversight of numerous Fortune 500 company audits for the firm.  He received a Bachelor of Science Degree from the University of Buffalo with concentrations in Accounting and Finance in 2001. He holds active Certified Public Accounting Licenses in New York and Arizona. Mr. Ingham is qualified and capable to perform his duties on the Board due to his financial and accounting expertise developed as an Audit manager for Ernst & Young, as well as his familiarity with public company reporting requirements.

Kevin Rauber, age 49, was appointed to serve as the Company’s Chief Executive Officer, President and as a member of the Board as of May 15, 2012. From 2008 until he joined the Company, Mr. Rauber served as Vice President and General Manager at RockTenn Company, a leading integrated North American manufacturer of corrugated and consumer packaging and recycling solutions. From 2004 until 2008, he served as Director, Business Development, Sales and Marketing of EnviroSolutions, Inc.  From 1998 until 2004, Mr. Rauber held various positions at Waste Management, Inc. Overall, he has 25 years of waste industry experience. Mr. Rauber earned his bachelor of communications from Benedictine College, Atchison, Kansas.  Mr. Rauber is qualified and capable to perform his duties on the Board due to his extensive experience in the waste and recycling industries as well as his prior senior level management experience.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company.  Directors are elected until their successors are duly elected and qualified.  There are no family relationships among our directors and officers.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

ADOPTION OF THE
JBI, INC. 2012 LONG-TERM INCENTIVE PLAN

On May 23, 2012, the Board adopted the JBI, Inc. 2012 Long-Term Incentive Plan (the "Plan"), subject to approval by the Company's stockholders.  The Board determined to submit the Plan to the Company's stockholders.  The Company's stockholders are now requested to approve the adoption of the Plan.

A general description of the basic features of the Plan is set forth below.  Such description is qualified in its entirety by reference to the full text of the Plan, which is set forth as Appendix A to this Proxy Statement.

Purpose

The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, directors and consultants or those who will become employees, directors and of the Company and/or its subsidiaries, and to align the interests of those individuals and the Company’s stockholders.  To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and/or its subsidiaries.

Number of Shares

The maximum number of shares of Company common stock, par value $.001 per share ("Common Stock"), as to which awards may be granted under the Plan may not exceed 10,000,000 shares.  In the case of any individual participant, the maximum amount payable in respect of awards subject to performance criteria in any calendar year may not exceed four million shares of Common Stock.  The limits on the numbers of shares described in this paragraph and the number of shares subject to any award under the Plan are subject to proportional adjustment as determined by the Board, to reflect certain stock changes, such as stock dividends and stock splits (see “Recapitalization Adjustments” below).

If any awards under the Plan expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for award under the Plan.

Administration

The administration, interpretation and operation of the Plan will be vested in the Compensation Committee of the Board (the “Committee”). The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the Plan.  In addition, the Committee may, in its sole discretion, delegate day-to-day ministerial administration to persons other than members of the Committee, except that the Committee shall not delegate its authority with regard to selection for participation in the Plan and/or the granting of any Awards to Participants. In the absence of a Committee, the Board itself shall administer the Plan.

Eligibility

Employees, directors and consultants, or those who will become employees, directors and consultants of the Company and/or its subsidiaries are eligible to receive awards under the Plan.  At June 15, 2012, approximately four individuals were eligible to receive Awards under the Plan. Awards under the Plan will be made by the Committee.  No determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards will include the current executive officers of the Company.

Awards Under The Plan

Introduction.  Awards under the Plan may consist of stock options, stock appreciation rights (“SARs”), restricted shares or performance unit awards, each of which is described below.  All awards will be evidenced by an award agreement between the Company and the individual participant and approved by the Committee.  In the discretion of the Committee, an eligible employee, director or consultant may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee, director or consultant.

Stock Options and Stock Appreciation Rights.  A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted.  Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the Plan.  Non-qualified stock options may be granted alone or in tandem with SARs.

An SAR entitles a participant to receive, upon exercise, an amount equal to (a) the excess of (i) the fair market value on the exercise date of a share of Common Stock, over (ii) the fair market value of a share of Common Stock on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised.

The exercise price and other terms and conditions of stock options and the terms and conditions of SARs will be determined by the Committee at the time of grant, provided, however, that the exercise price per share may not be less than 100 percent of the fair market value of a share of Common Stock on the date of the grant.  In addition, the term of any incentive stock options granted under the Plan may not exceed ten years.  An option or SAR grant under the Plan does not provide an optionee any rights as a stockholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.

Stock options and SARs granted under the Plan shall become exercisable at such time as designated by the Committee at the time of grant.

Payment for shares issuable pursuant to the exercise of a stock option may be made either in cash, by certified check, bank draft, or money order, or, by delivery of shares satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit in its sole discretion.

In addition, the Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award.  In such instance, in respect of any such award which is outstanding on a dividend record date for Common Stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of Common Stock covered by such stock option or SAR award had such shares of Common Stock been outstanding on the dividend record date.

Restricted Share Awards.  Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Committee in the relevant award agreement on the date of grant.  The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement.  A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Committee with respect to such shares have been satisfied.  Restricted share awards under the Plan may be granted alone or in addition to any other awards under the Plan.  Restricted shares which vest will be reissued as unrestricted shares of Common Stock.

Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares.  Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares.

Performance Units.  Performance units (with each unit representing a monetary amount designated in advance by the Committee) are awards which may be granted to participants alone or in addition to any other awards under the Plan.  Participants receiving performance unit grants will only earn such units if the Company and/or the participant achieve certain performance goals during a designated performance period.  The Committee will establish such performance goals and may use measures such as total stockholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Committee deems appropriate.  The participant may forfeit such units in the event the performance goals are not met.  If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

Recapitalization Adjustments.  In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any stock option, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.

Mergers.   If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (a "Merger Event"), the Board may, prior to such Merger Event and effective upon such Merger Event, take any action that it deems appropriate, including, replacing such stock options with substitute stock options and/or SARs in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or SARs granted hereunder as of the date of the consummation of the Merger Event.  If any Merger Event occurs, the Company has the right, but not the obligation, to cancel each participant's stock options and/or SARs and to pay to each affected participant in connection with the cancellation of such stock options and/or SARs, an amount equal to the excess of the fair market value, as determined by the Board, of the Common Stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs.  Upon receipt by any affected participant of any such substitute stock options, SARs (or payment) as a result of any such Merger Event, such participant’s affected stock options and/or SARs for which such substitute options and/or SARs (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant.

Amendment, Suspension or Termination of the Plan

Unless earlier terminated by the Board, the Plan shall terminate on May 23, 2022.  The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time. However, no amendment shall (a) materially adversely affect the rights of any participant under any outstanding award, without the consent of such participant, or (b) make any change that would disqualify the Plan from the benefits provided under Sections 422 and 162(m) of the Internal Revenue Code of 1986 (the "Code"), or (c) increase the number of shares available for awards under the Plan without stockholder approval; provided, however, that the Board and/or Committee  may amend the Plan, without the consent of any participants, in any way it deems appropriate  to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.

Certain Federal Income Tax Consequences of the Plan

The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan.  The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction.  Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options.  Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options.  Upon the grant of an incentive stock option, the optionee will not recognize any income.  Generally, no income is recognized by the optionee upon the exercise of an incentive stock option.  The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition.  If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the "ISO Holding Period"), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee.  Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee's death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options.  In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income.  At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price.  Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise.  If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares.  However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares.  A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below.  Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant.  After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of  Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied.  The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant.  Such an election must be made by the participant not later than 30 days after the date of grant.  If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied.  The participant’s tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant.  If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code.  In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units.  A participant will not recognize any income upon the award of a performance unit.  If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units.  The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant.  If all or a portion of the performance units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

Limits on Deductions.  Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.  The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards.  Restricted share awards under the Plan that vest solely upon the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code. Any deduction the Company may claim upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

Additional Information.  The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes.  If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

In the event of a change of control, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code).  Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company.  In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

Effective Date

The Plan is effective on May 23, 2012, the date of its adoption by the Board of Directors subject to stockholder approval.  The Plan will terminate on May 23, 2022, except with respect to awards then outstanding.  After such date no further awards will be granted under the Plan unless the Plan is extended by the Board.

Approval of the JBI, Inc. 2012 Long-Term Incentive Plan

The affirmative vote of the holders of a majority of the Company’s common stock represented and actually voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes will have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE JBI, INC. 2012 LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed MSCM LLP as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2012. The Board of Directors seeks an indication from stockholders of their approval or disapproval of the appointment.

MSCM LLP will audit our consolidated financial statements for the fiscal year ended December 31, 2012.  Representatives of MSCM LLP are expected to attend the Annual Meeting will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2011 were audited by MSCM LLP.

In the event stockholders fail to ratify the appointment of MSCM LLP the Board will reconsider this appointment. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and actually voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes will have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MSCM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s seek a non-binding advisory vote from its stockholders to approve the compensation of the Company’s executive officers as described under “Executive Compensation — Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

This proposal gives the Company’s stockholders the opportunity to express their views on our executive officer compensation. Because your vote is advisory, it will not be binding upon the Board. However the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions.

As discussed below in Compensation Discussion and Analysis, the Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company’s stockholders and are competitive. Our principal compensation policies, which enable it to attract and retain talented executive officers to lead the Company in the achievement of our business objectives, include:

●	The Company makes annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive’s individual performance.

●
The Company emphasizes long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer’s job responsibilities.

●	The Company designs pay practices to retain a highly talented and experienced senior executive team.

●	The Company encourages stock ownership by our senior executive officers.

As a result, the company is presenting this proposal, which gives you as a stockholder the opportunity to approve the Company’s executive officer compensation as disclosed in this proxy statement by voting for or against the following resolution:

RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby ratified and approved.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD BELIEVES THAT THE COMPENSATION OF THE EXECUTIVE OFFICERS IS APPROPRIATE AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXECUTIVE COMPENSATION AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE COMPENSATION TABLES AND OTHERWISE IN THIS PROXY STATEMENT.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE OUR
EXECUTIVE COMPENSATION PRACTICES

The Company seeks a non-binding advisory vote from its stockholders regarding the desired frequency for holding a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements.

This proposal gives its stockholders the opportunity to express their views as to whether the non-binding advisory vote on its executive compensation practices should occur every one, two, or three years. Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when deciding the frequency of the non-binding advisory vote on its future executive compensation decisions.

The Company recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements occur every three years. The Company believes that holding this vote every three years will be the most effective timeframe because it will provide its Board and Compensation Committee with sufficient time to engage with its stockholders following each such vote, to understand any concerns its stockholders may have, and to implement any changes they deem appropriate in response to the vote results. In addition, one aspect of its executive compensation philosophy is the alignment of its executive officers’ long-term interests with those of its stockholders, and a vote every three years will provide stockholders with additional time to evaluate the effectiveness of its executive compensation philosophy as it relates to its performance. Nevertheless, although it is the Company’s current intention to hold such advisory vote every three years, it may determine that a different frequency is appropriate, either in response to the vote of its stockholders on this Proposal or for other reasons.

While the Company believes its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove its recommendation, but are instead asked to provide an advisory vote on whether the non-binding advisory vote on the approval of its executive compensation practices should be held every one, two or three years. The option among those choices that obtains a plurality of votes cast by the shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed to have received the advisory approval of its stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS CAST THEIR ADVISORY VOTES IN FAVOR OF HOLDING THE NON-BINDING ADVISORY VOTE TO APPROVE ITS EXECUTIVE COMPENSATION PRACTICES EVERY THREE YEARS.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors consisted of 3 members and met 17 times during fiscal year ended December 31, 2011. Additionally, the Board acted approximately 25 times by unanimous written consent in lieu of a meeting during 2011.

The Company encourages its directors to attend the Annual Meeting of Stockholders, and all directors are expected to attend the 2012 annual meeting.

During 2011, the Company had standing Audit, Compensation and Nominating Committees, each constituted solely with independent directors. Due to recent changes in the Board, the duties of these committees are presently performed by the Board itself and will continue to be until such time as the committees can be constituted with independent directors. Although the Company is not required have separate audit, compensation and nominating committees since its common stock is not currently listed on a national exchange, the Company feels that such committees are essential for strong corporate governance and management oversight.  The Company is actively engaged in pursing qualified independent directors to join the Board and the committees of the Board.

In connection with the Company’s recent equity financing, the Company agreed to conduct a search for and appoint five Qualified Independent Directors by the first year anniversary of the closing date of the financing (i.e. May 15, 2013), failing which the Company agreed to retain, at its own cost and expense, a highly qualified independent expert recruitment firm to develop a list of candidates satisfying the criteria for Qualified Independent Directors.  As defined in the financing agreement, (a) a “Qualified Independent Director” means an individual who (i) is an Independent Director (as defined below), (ii) has served for at least three years on the board of directors of at least two separate publicly-traded companies in the United States with market capitalization of at least US$700,000,000 (a “Relevant Company”), (iii) is currently serving on the board of directors of at least one such Relevant Company and (iv) has not been the defendant in (or an officer or director of an entity that has been a defendant in) any criminal or civil complaint of the Securities and Exchange Commission or any other material action brought by any person alleging the violation of any state or Federal securities laws unless such action has been adjudicated pursuant to a non-appealable judgment absolving such Person (or such entity, as applicable) of all wrongdoing and (b) an “Independent Director” mean an individual  who (i) the Board of Directors or nominating committee thereof has determined is “independent” within the meaning of Listing Rule 5605(a)(2) of The Nasdaq Stock Market.  It is anticipated that, initially, the Company will appoint any such Qualified Independent Directors to fill vacancies on the Board prior to the 2013 Annual Meeting and that such persons will be considered as nominees for election to the Board at the 2013 Annual Meeting.  Such Qualified Independent Directors also are expected to constitute the various committees of the Board upon their appointment.  There can be no assurance that the Company will be successful in attracting and appointing such Qualified Independent Directors.

Audit Committee

During 2011, the Company’s two independent directors, John Wesson and Robin Bagai served as its separately designated standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with John Wesson serving as the chair..

The Company’s Audit Committee held eight meetings during the fiscal year ended December 31, 2011. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors met the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Audit Committee Charter is posted on the Company’s website at plastic2oil.com and will be reviewed, revised and updated on annual basis.

Compensation Committee

During 2011, the Company’s two independent directors, John Wesson and Robin Bagai served as its Compensation Committee, with John Wesson chairing the committee.

The Compensation Committee Charter is posted on the Company website, at plastic2oil.com . The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority.  However, the Compensation Committee may retain counsel or consultants as necessary.  The Compensation Committee met 2 times during the year ended December 31, 2011.

The independent directors met the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

The Company’s two independent directors, Robin Bagai and John Wesson, served as its Nominating Committee, with Robin Bagai chairing the committee.

The Nominating Committee did not meet during the year ended December 31, 2011.  The Nominating Committee Charter is posted on the Company’s website at plastic2oil.com. The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The independent directors met the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board.  Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director's term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Independence of the Board of Directors

Our Board of Directors is currently composed of three (3) members. John Wesson qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Capital Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NASDAQ rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.  Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A copy of our code of ethics was filed with the Form 10-K for the year ended December 31, 2006, filed on March 2, 2007. A copy of the Code of Ethics is posted on the Company’s website, www.plastic2oil.com. Any amendment to or waiver from our Code of Ethics will be posting on our website.

Director's Compensation

The following Director Compensation Table sets forth the cash and non-cash compensation of our directors for the fiscal year ending on December 31, 2011.

NAME	Year	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($) (1)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

John Bordynuik	2011	-	-	-	-	-	-	-

Dr. Jacob Smith	2011	-	-	-	-	-	-	-

John M Wesson	2011	-	35,000	-	-	-	-	35,000

Robin Bagai	2011	-	35,000	-	-	-	-	35,000

(1) Each director was granted $35,000 worth of restricted shares of common stock in two tranches, the first 50% valued as of the closing price on August 1, 2011 and the second authorized on December 31, 2011 and issued in January 2012.

Executive Officers

Biographical information concerning Kevin Rauber, the Company’s President and Chief Executive Officer, and Matthew Ingham, the Company’s Chief Financial Officer, is set forth above under the caption “Proposal No. 1 — Election of Directors.”

Executive Compensation

Compensation Discussion and Analysis

I.  Overview of Previous Year Performance and Compensation:

The 2011 year was both a development and growth year for the Company. Most significantly, our key developments were enhancements to the engineering of the processor including modularization and the designing of a fuel separation and blending system, the design of the pre-melt and the signing of multiple contracts. The Company also faced significant barriers to roll-out through various non-recurring expenses to the Company. The drain of resources, both through development and non-recurring administrative expenses, significantly impacted the roll-out of the processors and subsequent generation of revenues.

In light of all activity, the Compensation Committee felt that John Bordynuik, the Company’s President and Chief Executive Officer through May 15, 2012, significantly increased the strength and value of the company.

Pursuant to the original contract dated May 19th, 2010 and effective as of July 16th, 2010, base salary was to consist of $216,500 per annum and performance compensation was to have been authorized in stock option grants of:

1. The first tranche of 100,000 options at an exercisable at the closing bid price of the Company’s common stock on May 20, 2010.
2.The second tranche of 75,000 options vesting upon the completion of 5 fully operational Plastic 2 Oil (“P2O”) processors.
3. The third tranche of 75,000 options when the Company’s market capitalization exceeds $500,000,000 as determined by the Company’s independent accounting firm.

The Compensation Committee and the full Board of Directors subsequently determined that stock options were not in the best interest of the Company and its shareholders, and so a resolution was passed prohibiting the issuance of stock options for the Company until such time as a formal plan was adopted. Subsequently, the CEO received no stock compensation under the May, 2010 contract.

In lieu of stock options per original contract, the Compensation Committee approved a one-time compensation bonus to the CEO in January 2011 in the amount of $20,000, upon the basis of bringing P2O to operational status, and having worked without salary until that milestone was achieved. Additionally, the Compensation Committee granted a performance bonus of 50,000 shares each to both the CEO and COO in June 2011, based on significant achievements in bringing the Company from a development stage to a growth stage.

Aside from base salary and one-time bonus, no other compensation was received by the CEO in 2011.

II.  Compensation Objectives

Our compensation objectives are as follows:

●
We strive to provide competitive executive compensation programs that will help to attract highly qualified individuals necessary for our continued growth. Once an executive is hired, our goal is to retain and motivate them to achieve higher levels of performance and be appropriately rewarded for that effort.

●
Compensation programs emphasize a “pay-for-performance” concept, in which an individual’s future monetary growth and career advancement are dependent upon maintaining and exceeding our recognized levels of quality and performance, while supporting our recognized vision and goals. Future individual monetary growth is dependent upon our financial performance as well as individual performance.

●
Compensation and benefits are competitive with the local labor markets in which we compete, and focus also will be given to companies that operate in the business of transforming plastic waste into ultra-clean, ultra-low sulphur fuel. Peer companies will typically have annual revenues that are similar to slightly larger than that of us, but other factors including milestones reached in the technology for the purposes of compensation benchmarking.

●
We provide an executive compensation package consisting of base salary, and performance compensation, and benefits that are consistent with comparable companies. Each component addresses individual and company performance with a focus on long-term profitable growth and shareholder return, competitive conditions, and our overall financial performance.

●
Cash compensation is targeted near the 50th percentile of the marketplace in which we compete. Increases in compensation will be based on an individual’s evaluated performance against pre-established objectives and the achievement of goals, with the opportunity for above-market compensation based on superior performance. We are a fiscally conservative company and our compensation programs will reflect this as well.

●
Competitive incentive compensation is based upon the achievement of expected performance targets, with substantial upside potential tied to exceptional contribution and goal attainment, resulting in above-market compensation. We believe that maximizing shareholder value and return, as well as profitable growth are key to the success of the business, and we create incentive plans that align this vision with our pay programs.

●
Measurable performance goals and objectives are developed by management, consistent with our identified business strategies and financial objectives. Performance metrics include both quantitative and qualitative elements, which are established on an annual basis and consistent with our organizational objectives.

●	All compensation programs are administered without regard to race, religion, national origin, color, sex, age, or disability, and adhere to all local laws and regulations.

III.  Elements of Compensation for the Past Fiscal Year:

As per best practice procedures for compensation, said compensation is comprised of base salary and performance compensation determined upon evaluation of comparable companies and CEO’s salaries in other micro-cap companies as evaluated in a compensation report by the National Association of Corporate Directors, or the NACD, and Pearl Meyer & Partners (an independent compensation consultancy). However, 2011 Salary and Compensation was primarily determined by milestones effected in original contract and independent research of comparable microcap companies, as the Company was not subscribed to NACD in early 2011.

Compensation evaluations for 2011 were done for both the CEO and the COO as the executive officers of the company.

In light of the Compensation Committee to restrict the issuance of options, no stock options were granted as performance compensation was received by the CEO or COO in 2011. Both the CEO and COO however, did receive 50,000 shares as a performance bonus, based upon the recommendation of the Compensation Committee and justified by the substantial progress made in 2011 in the development of the Company.

IV.  Performance Targets for Past Year:

Per original contract, performance goals for the five year contract period were:

1.	The completion of 5 fully operational Plastic 2 Oil (“P2O”) processors.
2.	The Company’s market capitalization exceeding $500,000,000 as determined by the Company’s independent accounting firm.

The Compensation Committee’s analysis of growth and development, and best practice determination of annual and long-term performance goals, calls for modification of said goals into annual and long term.

The Compensation Committee also noted the achievement of other significant milestones achieved in 2011, which were not noted per original contract, including:

1.	P2O Operational Status
2.	NYSDEC approval and permits
3.	Rock-Tenn contract
4.	Oxy Vinyl contract
5.	Indigo Energy contract
6.	XTR Energy Contract
7.	Enhancement and modularization of the Processor
8.	Initial sales of fuel from P2O
9.	Development of a pre-melt system

The achievement of these goals has helped transition the Company from the development stage to the production stage with significant potential for growth, revenue and shareholder equity, contingent upon the successful completion of business plan for roll-out of processors.

V.  Compensation Decisions Made in Past Fiscal Year:

As indicated above, the issuance of stock options to management was discontinued and both the CEO and COO received stock as a performance bonus was paid in 2011. The Compensation Committee also re-assessed the performance milestones which are now subject to annual review going forward. Additionally, as indicated above, the CEO received a one-time bonus of $20,000 on Jan 6, 2011 based on these same performance metrics. The CEO’s compensation was comprised of base salary.

VI.  Compensation Framework: Policies, Process, and Risk Considerations:

In 2011, Compensation and COO’s pay was determined to be base salary and performance bonus based upon 2010 contract, and in line with comparable micro-cap companies.

Current Compensation Policy is for combined Salary, benefits, and Performance Compensation based upon annual and long-term milestones, reviewed annually by the Compensation committee to determine consistency with comparable companies per NACD and Pearl Meyer & Partners annual reports, valid and reasonable milestones based upon current conditions, and determination as to whether said goals were reasonably obtained.

Benefits include:

●
Vacation: An annual paid vacation in accordance with the Company's policy applicable to senior executives from time to time in effect, but in no event less than three weeks per calendar year (as prorated for partial years)

●
Business and Entertainment Expenses: Upon presentation of appropriate documentation, the Executive shall be reimbursed for all reasonable and necessary business and entertainment expenses incurred in connection with the performance of his duties hereunder, all in accordance with the Company's expense reimbursement policy applicable to senior executives from time to time in effect.

●
Insurance: The Executive and each individual family member of the Executive shall be entitled to health and insurance plan providing international standard coverage as determined by the Company after consultation with the Executive.

Base pay is determined based upon the matrix provided by NACD and Pearl Meyer, as the Company is in a unique position of being a start-up company without a significant market of comparable companies upon which to make a valuation.

Base pay is evaluated on median pay of micro-cap companies.

The Company did not have “say on pay” input, per Dodd-Frank legislation, in 2011 due to the fact that the Company was a smaller reporting company prior to 2012 and not subject to “say on pay”.

a.	Vesting periods – none
b.	Timing and pricing of stock option grants and awards – none for 2011
c.	The repricing or exchange of stock options or other stock-related awards – N/A
d.	Stock ownership guidelines – none
e.	Performance targets:
1.	The completion of 5 fully operational Plastic 2 Oil (“P2O”) processors.
2.	The Company’s market capitalization exceeds $500,000,000 as determined by the Company’s independent accounting firm
f.	Any material tax or accounting treatment – none
g.	Policy on hedging of company stock by executives – prohibited
h.	Clawback provisions – none as of this date
i.	Policy on the modification of performance targets – none for 2011.

Compensation Process:

As of 2011, compensation was based solely upon base salary consideration as per the May, 2010, five year contract. Performance compensation was terminated due to elimination of options, and was not re-evaluated.

a.	Due to limited resources, and need for finances to be kept for corporate purposes, and legal fees, no corporate consultants were used. The company directors affiliated with NACD in 2011
b.	Independence of compensation consultants – N/A
c.	Benchmarks for remuneration targets – default to base salary 100% due to elimination of options grants.
d.	Peer group used for determination of CEO and COO – none. No Peer group identifiable for usage. Determination based upon general micro-cap evaluation.
e.	Changes to list of Peer Group companies – N/A.

Risk considerations:

Currently there are no risk considerations in regard to executive compensation. As the company is in formative status, transitioning from development to growth, and without comparables to make evaluation on, risk assessment has been impractical. The company has no risk committee at this time, and risk evaluation is comprised of ongoing Board discussions.

VII.  Employment and Termination Agreements:

CEO’s contract stipulates guaranteed salary of $216,500 per year, with performance bonuses based upon accomplished milestones. Those performance bonuses were negated by the elimination of option grants. Future performance bonuses are to be determined on annual evaluation and approval by Compensation Committee and Board of Directors, and are not part of contract agreement.

Duration of employment is five years commencing May 2010, with extension terms as agreeable by both parties 30 days prior to termination date. Termination issues include death, disability, cause, and without cause.

Cause: “Cause” shall mean, as determined by the Board (or its designee) (1) conduct by the Executive in connection with his employment duties or responsibilities that is fraudulent, unlawful or grossly negligent; (2) the willful misconduct of the Executive; (3) the willful and continued failure of the Executive to perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (4) the commission by the Executive of any felony (other than traffic-related offenses) or any crime involving moral turpitude; (5) violation of any material policy of the Company or any material provision of the Company's code of conduct, employee handbook or similar documents; or (6) any material breach by the Executive of any provision of this Agreement or any other written agreement entered into by the Employee with the Company.

Without cause: On the sixtieth (60th) day following written notice by either Party to the other Party without Cause, other than for death or Disability of the Executive. The Company may also terminate this Agreement for cause at any time in the event of the failure of the Executive to perform duties assigned by the Company in a correct, timely and expeditious manner or in the event of material violation by the Executive of any term or condition of this Agreement.

Consequences of potential termination:

a.
Disability. Upon termination of the Employment Term because of the Executive's Disability, the Company shall pay or provide to the Executive (1) any unpaid Base Salary and any accrued vacation through the date of termination; (2) any unpaid Annual Bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (3) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (4) all other payments or benefits to which the Executive may be entitled under the terms of any applicable employee benefit plan, program or arrangement (collectively, “Accrued Benefits”).

b.	Death. Upon the termination of the Employment Term because of the Executive's death, the Executive's estate shall be entitled to any Accrued Benefits.

c.
Termination for Cause. Upon the termination of the Employment Term by the Company for Cause or by either party in connection with a failure to renew this Agreement, the Company shall pay to the Executive any Accrued Benefits.

d.
Termination without Cause. Upon the termination of the Employment Term by the Company without Cause, the Company shall pay or provide to the Executive (1) the Accrued Benefits, and (2) (A) a payment equal to one and a half of the monthly Base Salary, and (B) a payment of (x) one monthly Base Salary multiplied by (y) the number of full years the Executive has served as the Chief Executive Officer of the Company when the Employment Term is terminated without Cause. In addition, in the event of termination without Cause, the Company shall provide the Executive with the opportunity to vest and exercise all stock options issued to the Executive pursuant to Section 3(b) contract.

The following Executive Officer Compensation Tables sets forth the compensation of our Executive Officers for the fiscal year ending on December 31, 2011, 2010 and 2009.

SUMMARY COMPENSATION TABLE

								Non-Equity Incentive Plan Compensation		Change in Pension Value and
Named Executive Officer and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)	Annual Incentive Plans ($)	Long-term Incentive Plans ($)	nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total Compensation ($)
John Bordynuik,	$2011	$216,506			$196,500	(1)	$0	$20,000	$0	$0	$0	$433,006
President & CEO	2010	6,923	(2)		0		0	0	0	0	0	6,923
	2009	0	(3)		0		0	0	0	0	0	0

Matthew Ingham, CFO	2011	0	(4)		0		0	0	0	0	0	0

Jacob Smith,	2011	106,365			196,500	(1)	0	0	0	0	0	302,865
COO (5)	2010	100,000	(7)		555,000	(6)	0	0	0	0	0	655,000
	2009	16,000			0		0	0	0	0	0	16,000

Ron Baldwin,	2011	180,000	(8)		0		0	0	0	0	0	180,000
former CFO	2010	144,000			0		0	0	0	0	0	144,000
	2009	36,000	(9)		0		0	0	0	0	0	36,000

Notes:
(1) 50,000 shares each were issued to Mr. Bordynuik and Dr. Smith on June 23, 2011.  The closing price on June 23, 2011 was $3.93.
(2) Amount represents salary for two weeks in 2010, pursuant to Mr. Bordynuik’s employment agreement.
(3) During 2009, Mr. Bordynuik did not receive a salary.
(4) Mr. Ingham’s employment with the Company began with JBI on January 9, 2012.
(5) The Company accepted Dr. Smith’s resignation on March 12, 2012.
(6) 100,000 shares were issued to Dr. Smith on January 11, 2010.  The closing price on January 11, 2010 was $5.55.
(7) Dr. Smith’s salary for two months of service in 2009
(8) Mr. Baldwin resigned on April 6, 2011. His salary consisted of 3 months of salary and severance payments of one year of salary.
(9) Mr. Baldwin’s Salary for three months of service in 2009.
(10) Mr. Bordynuik resigned from the positions of chief executive officer and president as of May 15. 2012 and assumed the non executive position of Chief of Technology.

Aggregated Option Exercises and Fiscal Year-End Option Value Table .
There were no stock options issued or exercised during period ending December 31, 2010, by the executive officers named in the Summary Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table .
There were no awards made to a named executive officers in the last completed fiscal year under any LTIP.

Compensation of Directors

The following table sets forth information concerning cash and non-cash compensation we paid to our directors during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Bordynuik	$0	__	—	—	—	__	$0
John M. Wesson	$0	$35,000	—	—	—	—	$35,000
Robin Bagai	$0	$35,000	—	—	—	__	$35,000

(1)
The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our directors.  These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date.  The dollar amounts do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our directors.

Employment Contracts

Kevin Rauber
Effective May 15, 2012, the Company entered into a three-year employment agreement with Kevin Rauber, the Company’s newly appointed Chief Executive Officer and President.  The employment agreement provides that Mr. Rauber will receive an annual base salary of $250,000.  He will also receive options to purchase up to 500,000 shares of the Company’s common stock at an exercise price of $1.50 per share, which options shall vest in equal installments over a five year period. The Company is required to adopt an option plan within one month under which these options will be granted.  Mr. Rauber is entitled to receive an annual performance bonus in an amount derived from the following formula: his base salary multiplied by the Company’s stock price divided by ten.  The maximum cash amount of such bonus is $100,000.  Mr. Rauber will also be eligible to participate in employee benefit plans generally available to the Company’s management employees.

Matthew Ingham
Effective May 15, 2012, the Company entered into a three-year employment agreement with Matthew Ingham, the Company’s Chief Financial Officer.  The employment agreement provides that Mr. Ingham will receive an annual base salary of $175,000.  He will also receive options to purchase up to 300,000 shares of the Company’s common stock at an exercise price of $1.50 per share, which shall vest in equal installments over a three year period. The Company is required to adopt an option plan within one month under which these options will be granted.  Beginning on the first anniversary of the agreement, Mr. Ingham is entitled to receive an annual performance bonus in an amount derived from the following formula: his base salary multiplied by the Company’s stock price divided by ten.  The maximum cash amount of such bonus is $100,000.  Mr. Ingham will also be eligible to participate in employee benefit plans generally available to the Company’s management employees.

John Bordynuik (2012 Agreement)
Effective May 15, 2012, the Company entered into a five-year employment agreement with Mr. Bordynuik.. The employment agreement provides that Mr. Bordynuik will receive an annual base salary of $275,000. He will also receive options to purchase up to 4 million shares of the Company’s common stock at an exercise price of $1.50 per share, which options shall vest over a five year period, with 750,000 vesting immediately and the balance vesting in equal installments over a five year period. The Company is required to adopt an option plan within one month under which these options will be granted. Mr. Bordynuik is entitled to receive an annual performance bonus in an amount derived from the following formula: his base salary multiplied by the Company’s stock price divided by ten. The maximum cash amount of such bonus is $100,000. Mr. Bordynuik will also be eligible to participate in employee benefit plans generally available to the Company’s management employees. This agreement replaced Mr. Bordynuik’s prior agreement with the Company, which is briefly described below.

John Bordynuik (2010 Agreement)
On May 19, 2010, the Company entered into an employment agreement with John Bordynuik, the Company’s President and CEO.  The agreement has a five-year term which ends on May 19, 2015, and may be extended upon the mutual agreement of the Company and Mr. Bordynuik. Pursuant to the agreement, and a resolution of the Board of Directors, Mr. Bordynuik’s non-retrospective annual salary of $216,500 commenced on December 14, 2010, the date on which the Company’s receipt of the Consent Order New York State Department of Environmental Conservation (“NYSDEC”) allowing it to commercially operate the Company’s first large-scale P2O processor. The agreement was terminated upon the execution of his new agreement discussed above.

Dr. Jacob Smith
On January 1, 2010, the Company entered into an employment agreement with Dr. Jacob Smith, the Company’s COO. The agreement had a two-year term expiring on December 31, 2011. Pursuant to the agreement, Dr. Smith earned an annual salary of $100,000 and was entitled to 100,000 shares of Common stock as incentive.  Effective March 12, 2012, Dr. Smith resigned.

Option Exercises and Stock Vested During the Fiscal Year

OPTION EXERCISES AND STOCK VESTED DURING THE FISCAL YEAR

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John Bordynuik	--	--	50,000	$196,500	(1)

Jacob Smith	--	--	50,000	$196,500	(1)
_______________
(1)	Represents the vesting of 50,000 shares of restricted stock on June 23, 2011 with a market value of $3.93 per share on such date.

Outstanding Equity Awards at Fiscal Year-End

None

Aggregated Option Exercises and Fiscal Year-End Option Values

None

Long-Term Incentive Plan Awards Table

None

Pension Benefits Table

None

Nonqualified Deferred Compensation Table

None

All Other Compensation Table

None

Perquisites Table

None

Potential Payments Upon Termination Or Change In Control Table

None.

Securities Authorized for Issuance under Equity Compensation Plans

The Company did not have securities authorized for issuance under equity compensation plans in 2011.

COMPENSATION COMMITTEE REPORT

The following report is submitted by the Compensation Committee of the Board of Directors of JBI, Inc. (the “Company”), which is composed of two independent directors, Messrs. Wesson (Chairman) and Bagai. The Board of Directors has concluded that each member of the Compensation Committee is independent, and that during 2011 each member of the Compensation Committee was independent, in each case according to the independence standards set forth in the NASDAQ listing standards.

The Compensation Committee oversees the Company’s compensation program on behalf of the Board of Directors. During 2011, the Compensation Committee met three times. In fulfilling its oversight duties, the Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” set forth in this proxy statement.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The report of the Compensation Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Respectfully submitted,
John Wesson, Chairman
Robin Bagai

Family Relationships

As of June 15, 2012, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Annual Report each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2011. To the Company’s knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2011, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except as follows: (i) a Form 4 filed by Mr. Wesson on June 27, 2011 to report his acquisition of 50,000 restricted shares of common stock was not filed timely, (ii) a Form 4 filed by Mr. Wesson on November 15, 2011 to report his acquisition of 9,722 shares of common stock and the acquisition of 49,252 shares of common stock (transfer from indirect to direct ownership) was not filed timely, (iii) a Form 4 filed by Robin Bagai on June 27, 2011 to report his acquisition of 50,000 restricted shares of common stock was not filed timely, and (iv) a Form 4 filed by Robin Bagai on November 15, 2011 to report his acquisition of 9,722 shares of common stock was not filed timely (v) a Form 4 filed by Mr. Bordynuik to report his acquisition of 50,000 shares of common stock on June 23, 2011 was not filed timely; and (vi) a Form 4 was not filed by Dr. Smith, the Company’s former COO, to report his acquisition of 50,000 shares of common stock on June 23, 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2011 and 2010 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

John Wesson
Robin Bagai

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2011 and December 31, 2010, respectively, for professional services rendered by WithumSmith+Brown, PC our former independent registered accounting firm, and MSCM our current independent registered accounting firm for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Service Provided	Fiscal 2011		Fiscal 2010

Annual Audit	$557,210	(2)	$68,600	(1)

Audit Related Fees
Assurances and Related Sources	48,000	(3)

Tax Fees
Tax Services	19,500		-

All Other Fees
Fees for other services			56,050

Total Fees	624,710		124,650

(1)
Includes the 2010 Form 10-Qs reviewed by WithumSmith+Brown, PC, and does not include fees from the Company’s current independent registered accounting firm, MSCM, LLP for the audit of fiscal year 2010.

(2)	Includes the 2011 Form 10-Qs reviewed by MSCM, LLP and 2010 audit fees.
(3)	Includes fees for review of prior auditor work papers and work.

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees initially pre-approved by the Audit Committee.

TRANSACTIONS WITH RELATED PERSONS

In April 2012, a member of the board of directors entered into a short-term loan agreement with the Company pursuant to which the director loaned the Company the amount of $25,000 without interest. The proceeds of the loan were used for working capital purposes.  This loan was repaid in May 2012.

In February 2012, a member of the board of directors entered into a short-term loan agreement with the Company pursuant to which the director loaned the Company the amount of $75,000 without interest. The loan matures in November 2012. The proceeds of the loan were used for working capital purposes.

In December 2011, the Company’s  Chief Executive Officer and President at that time returned 3,000,000 shares to the Company.

In November 2010, a member of the board of directors entered into a short-term loan agreement with the Company pursuant to which the director loaned the Company the amount of $30,000 without interest. The proceeds of the loan were used for working capital purposes.  This loan was repaid in May 2012.
Except as set forth above, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or

Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as any of our directors or officers.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC.  In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

As of June 15, 2012, the Record Date, our authorized capitalization was 155,000,000 shares of capital stock, consisting of 150,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. As of June 15, 2012, the Record Date, there were 88,883,567 shares of our common stock outstanding, and 1,000,000 Series A Super Voting Preferred Shares are issued and outstanding. Holders of the Series A Super Voting Preferred Shares have one hundred (100) times the number of votes that holders of common stock are entitled to on all matters submitted to stockholders for their action or consideration, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of June 15, 2012, the Record Date, the number of shares of our common stock and preferred stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

The address of each owner who is an officer or director is c/o the Company at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0.

Name	Position with the Company	Shares of Common Stock	Percentage of Class (Common Stock) Held	Shares of Series A Preferred Stock	Percentage of Class (Series A Preferred Stock) Held
John Wesson	Chairman of the Board of Directors	470,432	0.5%	-	-
Kevin Rauber	Chief Executive Officer, Director	10,000	0.01%	-	-
Matthew Ingham	Chief Financial Officer, Director	39,465	0.04%	-	-

All executive officers and directors of the Company as a group (4 persons).		519,897	*

5% Holders
John Bordynuik	Chief of Technology (non-executive position)	4,323,846	4.9%	1,000,000	100.00%

*	Less than one (1%) percent.
(1)	Based on 88,883,567 common shares issued and outstanding as of June 15, 2012 and issued and outstanding.
(2)	Based on 1,000,000 Series A Super Voting Preferred Stock issued and outstanding

STOCKHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that stockholders must follow to send communications to it. The Board of Directors does receive communications from stockholders, from time to time, and addresses those communications as appropriate. Stockholders can send communication to the Board of Directors in writing, to JBI, Inc., 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0, Attention: Board of Directors.

STOCKHOLDER PROPOSALS FOR THE 2013 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2013 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2011 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2013 Annual Meeting is changed by more than thirty (30) days from the date of the 2012 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. Notices should be directed to: JBI, Inc., Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC is available upon written request and without charge to stockholders by writing to the Company c/o Secretary, 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0 or by calling telephone number (905) 384-4383.

In certain cases, only one copy of Annual Report and Proxy Statement may be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, JBI, Inc., at the address or telephone number indicated in the previous paragraph. In addition, stockholders sharing an address can request delivery of a single copy of Annual Reports and Proxy Statements if they are receiving multiple copies of Annual Reports and Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the persons named as proxy holder, Messrs. Kevin Rauber and Matthew Ingham, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates nominated by our Board.

It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors
/s/ John Wesson
John Wesson
Chairman of the Board

Ontario, Canada
June 19, 2012

Instructions for Registering to Attend the JBI, Inc. 2012 Annual General Meeting of Stockholders

The 2012 Annual General Meeting of JBI, Inc. will be held as follows:

Date + Time:	Monday, July 23, 2012, 3:00 - 4:30 pm EST (end time approximate)

Location:	Fallsview Casino Resort, Exhibition Centre
6380 Fallsview Blvd., Niagara Falls, ON, L2G 7X5 Canada

Language:	The meeting will be held in English.

To attend the JBI, Inc. AGM, participants must have been a shareholder of record as of Friday, June 15, 2012 and must present the following to the registration desk between 1:30 and 3:00 pm EST, on Monday, July 23, 2012:

●	PHOTO ID - Government issued photo ID, such as a passport or driver's license
●	PROOF OF SHARE OWNERSHIP - Proof can be in the form of a brokerage statement or copy of stock certificate

Please note that ONLY stockholders will be allowed to attend the meeting. There will be no exceptions allowed. For clarification, this means only those whose names are on the proof of share ownership may attend. (Spouses or family members will not be able to attend if they cannot provide proof of share ownership.)

How To Register for the AGM

●	ONLINE – Please visit the Company’s website to register online (www.plastic2oil.com)
●	MAIL - Complete the registration form (downloadable from the Company’s website) and mail to JBI, Inc., 20 Iroquois Ave., Niagara Falls, NY 14303
●	FAX – Complete the registration form (downloadable from the Company’s website) and fax to JBI, Inc. at 716-332-6415

IMPORTANT: The notice of registration for the JBI, Inc. AGM 2012 must arrive at the Company by 4:00 pm EST, Thursday, July 19, 2012.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JBI, INC.

The undersigned hereby appoints Kevin Rauber and Matthew Ingham and each or either of them as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on July 23, 2012 at 3:00 P.M. at the Fallsview Casino Resort, 6380 Fallsview Boulevard, Niagara Falls, Ontario L2G 7X5 , or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

John Wesson	Kevin Rauber	Matthew Ingham

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1 through 4.

1.	To elect three directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To approve and adopt the JBI, Inc. 2012 Long-Term Incentive Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To ratify the appointment of MSCM LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

4.	To approve, by non-binding vote, executive compensation..

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

The Board of Directors recommends you vote 3 years on the following proposal:

5.	To recommend, by non-binding vote, the frequency of executive compensation votes

	☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAINS

To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

	☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2012

Signature of Stockholder

Signature of Stockholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.

APPENDIX A

JBI, INC.

2012 LONG-TERM INCENTIVE PLAN

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1.           Purpose.                      The purpose of the JBI, Inc. 2012 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of JBI, Inc. (the “Company”), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, directors and consultants, or those who will become employees directors and consultants, and to align the interests of those individuals and the Company’s shareholders.  To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

2.           Definitions.                For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1           “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

2.2           “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.

2.3           “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4           “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.5           “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

2.6           “Common Stock” means the Common Stock, par value $.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.7           “Company” means JBI, Inc., a Nevada corporation, or any successor corporation to JBI, Inc.

2.8           “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.9           “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the OTC Markets’ OTCQB (or such other quotation service or national securities exchange on which the Company’s Common Stock is primarily quoted or listed, from time to time) for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded.  If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

2.10         “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.11         “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

2.12         “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.13         “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.14         “Plan” means the JBI, Inc. 2012 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.15         “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.16         “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.17         “Subsidiary(ies)” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

3.           Administration.

3.1           The Committee.  The Plan shall be administered by the Committee.  The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code).  Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

3.2           Plan Administration and Plan Rules.  The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan.  Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement.  The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants.  The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.  Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants.  The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.  The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

3.3           Liability Limitation.  Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

4.        Term of Plan/Common Stock Subject to Plan.

4.1           Term.  The Plan shall terminate on May 23, 2022, except with respect to Awards then outstanding.  After such date no further Awards shall be granted under the Plan.

4.2           Common Stock.  The number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall equal ten million (10,000,000) shares.  In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan.  Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares.  No fractional shares of Common Stock shall be issued under the Plan.

4.3           Computation of Available Shares.  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted.  If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5.           Eligibility.  Individuals eligible for Awards under the Plan shall consist of employees, directors and consultants, or those who will become employees, directors and consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.

6.           Stock Options.

6.1           Terms and Conditions.  Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”.  Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2           Grant.  Stock Options may be granted under the Plan in such form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights.  Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

6.3           Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

6.4           Term.  The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5           Method of Exercise.  A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion, including pursuant to cashless exercise procedures.  Payment instruments shall be received by the Company subject to collection.  The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.  Any portion of a Stock Option that is exercised may not be exercised again.

6.6           Tandem Grants.  If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

6.7           Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan will not exceed $100,000.  For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted.  To the extent any Stock Option does not meet such limitation, that Stock Option will be treated for all purposes as a Non-Qualified Stock Option.

7.           Stock Appreciation Rights.

7.1           Terms and Conditions.  The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2           Stock Appreciation Rights.  A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3           Grant.  A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4           Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term.  The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

7.5           Form of Payment.  Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

7.6           Tandem Grant.  The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8. Restricted Shares.

8.1           Terms and Conditions.  Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.  Restricted Shares may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant.  With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares.  Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the JBI, Inc. 2012 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and JBI, Inc.  Copies of such Plan and Award Agreement are on file in the office of the Secretary of JBI, Inc., 20 Iroquois Street, Niagara Falls, New York 14303. JBI, Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement.  JBI, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2 Restricted Share Grants.  A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

8.3           Restriction Period.  In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award.  Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

8.4           Payment of Restricted Share Grants.  After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

8.5           Shareholder Rights.  A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement).  Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

9.           Performance Units.

9.1           Terms and Conditions.  Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2           Performance Unit Grants.  A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3           Grants.  Performance Units may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

9.4           Performance Goals and Performance Periods.  Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”).  The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion.  The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period.  In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate.  Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion).  During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

9.5           Payment of Units.  With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned.  Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

10.   Other Provisions.

10.1         Performance-Based Awards.  Performance Units, Restricted Shares, and other Awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of section 162(m) of the Code shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of section 162(m) and the regulations thereunder.  Until otherwise determined by the Committee, the performance goals shall be the attainment of pre-established levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow .  The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.  For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code.

10.2         Maximum Yearly Awards.  The maximum annual Common Stock amounts in this Section 10.3 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.

10.2.1   Performance-Based Awards. The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and other Awards in any calendar year may not exceed 4,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

10.2.2   Stock Options and SARs. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 4,000,000 underlying shares of Common Stock.

11.        Dividend Equivalents.  In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents.  In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date.  The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12.        Non-transferability of Awards.  Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession.  No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance.  Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13.        Changes in Capitalization and Other Matters.

13.1        No Corporate Action Restriction.  The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary.  No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

13.2        Recapitalization Adjustments.  In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

13.3         Mergers.

13.3.1            If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a "Merger Event"), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event.  Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant's Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant's Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights.

Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

14.         Amendment, Suspension and Termination.

14.1         In General.  The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary.  No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) increase the number of shares available for Awards pursuant to Section 4.2 or increase the Maximum Yearly Awards under Section 10.2 or change the performance criteria listed in Section 10.1, without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate  to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.

14.2         Award Agreement Modifications.  The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units.  No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

15.           Miscellaneous.

15.1         Tax Withholding.  The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.  Shares of Common Stock may be used to satisfy any such tax withholding.  Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee.  In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.2         No Right to Employment.  Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

15.3         Unfunded Plan.  The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan.  Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement.  No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary.  Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.4         Payments to a Trust.  The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

15.5         Other Company Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation.  Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries.  The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

15.6         Listing, Registration and Other Legal Compliance.  No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations.  The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations.  Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.  In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.  With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

15.7         Award Agreements.  Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee.  Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

15.8         Designation of Beneficiary.  Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death.  At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary.  Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.  If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.9         Leaves of Absence/Transfers.  The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant.  Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary.  If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

15.10      Code Section 409A.  This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder.  Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A.  In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant‘s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”.  Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

15.11      Governing Law.  The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.  Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.12      Effective Date.  The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Sections 162(m) and 422 of the Code.

IN WITNESS WHEREOF, this Plan is adopted by the Company on this 23rd    day of May 2012.

JBI, INC.

By:	/s/ Kevin Rauber
Name :	Kevin Rauber
Title :	President and CEO